SunAmerica Series Trust

Supplement to the Prospectus dated July 5, 2000

The supplement dated September 8, 2000 is hereby revoked and replaced with the following:

The following supplements the information with respect to the Corporate Bond Portfolio under the "PORTFOLIO MANAGEMENT" section of the Prospectus:

    Christopher J. Smith has been added as a co-portfolio manager for the Corporate Bond Portfolio. Mr. Smith joined Federated in 1995 as a Vice President and Portfolio Manager. Prior to joining Federated, he was an Assistant Vice President at Provident Life &
  Accident Insurance Company from 1987 through 1994.

The following supplements the information with respect to the MFS
Total Return Portfolio under the "PORTFOLIO MANAGEMENT" section of the Prospectus:

          Effective October 1, 2000, the following changes will be instituted with respect to the MFS Total Return
     Portfolio:

          David S. Kennedy will replace Geoffrey L. Kurinsky as portfolio manager for the fixed income portion of the Portfolio. Mr. Kennedy joined MFS in 2000 as a Senior Vice President and Portfolio Manager. Prior to joining MFS, Mr. Kennedy was a fixed income portfolio manager and research analyst with Harbor Capital Management Company from 1994 to 2000.

          The common stock portion of the Portfolio will be referred to as the equity portion.

          Constantinos G. Mokas, who was previously a manager for the Portfolio's convertible securities, will become a manager for the equity portion of the Portfolio.




        Dated:  September 15, 2000